EXHIBIT 10.7

                                 David N. Salav
                                 31 Harbor Drive
                           Blue Point, New York 11715

                                                        April 13, 2001

PWR Systems, Inc.
3512 Veterans Memorial Highway
Suite 231
Bohemia, New York 11716

     Re: Promissory Noted, dated January 10, 2001, of PWR Systems, Inc. in favor of David N. Salav

Ladies and gentlemen:

          The undersigned hereby waives, for the period commencing on the date hereof and ending on December 31, 2001, any payment of the principal and interest due and owing to the undersigned pursuant to the referenced Promissory Note. Interest shall continue to accrue on such Note during the period covered hereby.

                                                     Very truly yours,

                                                     /S/David N. Salav

                                                     David N. Salav

ACKNOWLEDGED:
PWR SYSTEMS, INC.

By: /s/ Vincent DiSpigno
   -----------------------------------------
    Name:  Vincent DiSpigno
    Title: Chief Executive Officer